SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  August 23, 1996
                                                  ---------------

                      SPARTA PHARMACEUTICALS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                0-23076         56-1755527
(STATE OR OTHER JURISDICTION  (COMMISSION     (IRS EMPLOYER
 OF INCORPORATION)             FILE NUMBER)   IDENTIFICATION NO.)


111 ROCK RD.     HORSHAM,    PA                     19044
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

Registrant's telephone number, including area code  215) 442-1700
                                                    ---------------


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS

          On August 23, 1996, Sparta Pharmaceuticals, Inc. filed a Certificate of Designations for its Series B' Preferred Stock filed as Exhibit 3.4(A).

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


      (a) Financial Statements of Sparta Pharmaceuticals, Inc.
          -----------------------------------------------------

          Not applicable.

      (b) Pro Forma Financial Information
          -------------------------------

          Not applicable

      (c) Exhibits
          --------

          3.4(A)    --  Certificate of Designations for Sparta Pharmaceuticals,
                        Inc. Series B' Preferred Stock.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   SPARTA PHARMACEUTICALS, INC.


September 25, 1996                                 By: /s/ Jerry B.  Hook
- ------------------                                     ----------------------
      Date                                             Jerry B.  Hook, Ph.D.
                                                       President, Chief
                                                       Executive Officer &
                                                       Director (principal
                                                       executive officer)

                                            EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION                          PAGE
- ------                                ------------                          ----

3.4(A)            --  Certificate of Designations for Sparta                  5
                      Pharmaceutical Inc.
                      Series B' Preferred Stock.